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                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-K/A-1 of Allis-Chalmers Corporation. (the "Company") for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.

   DATE: MARCH 7, 2005                 BY: /S/ MUNAWAR H. HIDAYATALLAH
                                           ----------------------------------
                                           MUNAWAR H. HIDAYATALLAH
                                           CHIEF EXECUTIVE OFFICER

   DATE: MARCH 7, 2005                 BY: /S/ TODD C. SEWARD
                                           ----------------------------------
                                           TODD C. SEWARD
                                           CHIEF ACCOUNTING OFFICER